UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

Freedom Day Dividend ETF

Annual Report

September 30, 2023

FREEDOM DAY DIVIDEND ETF

i

3

FREEDOM DAY DIVIDEND ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023

Dear Freedom Day Dividend ETF Shareholders,

Thank you for your investment in the Freedom Day Dividend ETF (“MBOX or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal period beginning October 1, 2022, through September 30, 2023 (“FY 2023”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities that the Sub-Adviser (Freedom Day Solutions, LLC) believes have the potential to provide rising dividend income streams to the Fund over time.

We are very pleased, but never satisfied, with our portfolio’s performance thanks to a disciplined selection process. Through another unusual period of concentrated challenges in the stock market, or balanced focus on dividend growth’s consistency has proven to be valuable. For most of the year, dividend yield was the single worst performing factor out of over hundreds we track. We had a historically good opportunity to share more evidence based investing results of just how different dividend growth can be. Our portfolio companies continue delivering annual dividend pay raises.

The best and worst performing securities listed below are based on their contribution to the Fund’s return over the past twelve months, taking into consideration the weighting of each security.

The best performing security in the Fund’s portfolio during the period was Broadcom Inc., which was up 92.08%. The second best performing security was Eli Lilly & Co., which was up 67.9% during the period. The third best performing security for the period was Federal Agric Mtg Corp. - Class C., which was up 60.49% during the period.

The worst performing security in the Fund’s portfolio during the period was Cto Realty Growth Inc., which was down 17.74%. The second worst performing security was Pfizer Inc., which was down 16.72% for the period. The third worst performing security was Nexstar Media Group Inc., which was down 11.54% for the period.

MBOX distributed income to shareholders on a quarterly basis.

Please note, returns of the best/worst performers cited above reflect the returns of the stocks during the time period held by the Fund, which was not necessary for the entire fiscal period.

We appreciate your continued investment in the Fund.

Sincerely,

/s/ Ryan Krueger

Ryan Krueger
Chief Investment Officer
Freedom Day Solutions, LLC

P:	(855) 731-7526
A:	8401 Westview Dr. | Houston, Texas 77055
E:	connect@freedomdaysolutions.com

FREEDOM DAY DIVIDEND ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not at net asset value (“NAV”)), and are not individually redeemed from the Funds. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Any offering must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Current and future portfolio holdings are subject to change and risk. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

An investment in the Fund is subject to numerous risks, including possible loss of principal. The Fund is actively managed and does not seek to replicate a specified index. The Fund is subject to the following principal risks, among others:

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. You may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments.

High Dividend Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield or the Sub-Adviser determines appears likely to pay a high dividend in the future, those companies may reduce or discontinue their dividends. Past dividend payments are not a guarantee of future dividend payments

Mid-Capitalization Companies Risk. Investing in securities of medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies.

Management Risk. The Fund is actively managed and may not meet its investment objective.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized.

Concentration Risk. The Fund may be susceptible to an increased risk of loss to the extent that the Fund may, from time to time, concentrate its investments in the securities of a particular issuer or issuers, industry, group of industries, sector, or asset class.

P:	(855) 731-7526
A:	8401 Westview Dr. | Houston, Texas 77055
E:	connect@freedomdaysolutions.com

FREEDOM DAY DIVIDEND ETF

LETTER TO SHAREHOLDERS
SEPTEMBER 30, 2023

Please refer to the prospectus for additional risk information.

The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

The Fund is distributed by Quasar Distributors, LLC.

P:	(855) 731-7526
A:	8401 Westview Dr. | Houston, Texas 77055
E:	connect@freedomdaysolutions.com

FREEDOM DAY DIVIDEND ETF

Growth of $10,000 (Unaudited)
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
5/5/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
$10,905
$10,902
$10,268
Freedom Day Dividend ETF-NAV
Freedom Day Dividend ETF-Market
Solactive GBS U.S. 1000 Index

	Average Annual Return*
		Since Inception
	1 Year	(May 5, 2021)
Freedom Day Dividend ETF - NAV	16.23%	3.66%
Freedom Day Dividend ETF - Market	16.11%	3.65%
Solactive GBS U.S. 1000 Index	20.60%	1.10%

See “Index Overview” section for a description of the Index.

* This chart assumes an initial gross investment of $10,000 made on May 5, 2021. Returns shown include the dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

FREEDOM DAY DIVIDEND ETF

Tabular Presentation of Schedule of Investments
As of September 30, 2023 (Unaudited)

Sector[1]	% Net Assets
Financials	16.9%
Energy	16.2%
Information Technology	15.2%
Health Care	12.1%
Industrials	12.0%
Consumer Discretionary	9.4%
Consumer Staples	9.4%
Materials	5.9%
Communication Services	1.8%
Other²	1.1%
Total	100.0%

1.	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.

2.	Cash, cash equivalents, short-term investments and other assets less liabilities.

FREEDOM DAY DIVIDEND ETF

INDEX OVERVIEW SEPTEMBER 30, 2023 (UNAUDITED)

Solactive GBS U.S. 1000 Index

The Solactive GBS U.S. 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

Freedom Day Dividend ETF
Schedule of Investments
September 30, 2023

Shares		Value
COMMON STOCKS - 98.9%
Agricultural Products & Services - 1.7%
16,788	Archer-Daniels-Midland Co.	$1,266,151
Asset Management & Custody Banks - 1.6%
1,792	BlackRock, Inc.	1,158,510
Biotechnology - 1.7%
8,338	AbbVie, Inc.	1,242,862
Broadcasting - 1.8%
9,333	Nexstar Media Group, Inc.	1,338,072
Building Products - 4.4%
32,565	Carrier Global Corp.	1,797,588
10,225	Owens Corning	1,394,792
		3,192,380
Commercial & Residential Mortgage Finance - 2.0%
9,382	Federal Agricultural Mortgage Corp. - Class C	1,447,643
Commodity Chemicals - 1.8%
14,015	LyondellBasell Industries N.V. - Class A ADR (a)	1,327,220
Diversified Banks - 2.1%
10,684	JPMorgan Chase & Co.	1,549,394
Environmental & Facilities Services - 1.8%
8,947	Republic Services, Inc.	1,275,037
Fertilizers & Agricultural Chemicals - 2.3%
19,552	CF Industries Holdings, Inc.	1,676,388
Food Retail - 2.0%
32,642	Kroger Co.	1,460,730
Health Care Services - 3.9%
5,577	Cigna Group	1,595,412
17,914	CVS Health Corp.	1,250,755
		2,846,167
Home Improvement Retail - 2.1%
7,440	Lowe's Cos., Inc.	1,546,330
Homebuilding - 1.8%
32,274	MDC Holdings, Inc.	1,330,657
Homefurnishing Retail - 2.1%
9,999	Williams-Sonoma, Inc.	1,553,845
Industrial Machinery & Supplies & Components - 1.9%
17,987	Mueller Industries, Inc.	1,351,903
Investment Banking & Brokerage - 3.9%
40,832	Jefferies Financial Group, Inc.	1,495,676
16,788	Morgan Stanley	1,371,076
		2,866,752

	The accompanying notes are an integral part of these financial statements.

Freedom Day Dividend ETF
Schedule of Investments (Continued)
September 30, 2023

Shares		Value
IT Consulting & Other Services - 4.2%
5,120	Accenture PLC - Class A ADR (a)	$1,572,403
21,344	Cognizant Technology Solutions Corp. - Class A	1,445,843
		3,018,246
Managed Health Care - 2.1%
3,008	UnitedHealth Group, Inc.	1,516,604
Marine Transportation - 1.9%
15,387	Matson, Inc.	1,365,135
Metal, Glass & Plastic Containers - 1.8%
19,816	Greif, Inc. - Class A	1,323,907
Oil & Gas Exploration & Production - 9.6%
25,400	Canadian Natural Resources Ltd. ADR (a)	1,642,618
11,940	ConocoPhillips	1,430,412
19,347	EOG Resources, Inc.	2,452,426
6,500	Pioneer Natural Resources Co.	1,492,075
		7,017,531
Oil & Gas Refining & Marketing - 2.3%
11,133	Marathon Petroleum Corp.	1,684,868
Oil & Gas Storage & Transportation - 4.3%
57,886	Enterprise Products Partners LP	1,584,340
46,880	Williams Cos., Inc.	1,579,387
		3,163,727
Other Specialty Retail - 3.4%
10,462	Dick's Sporting Goods, Inc.	1,135,964
6,437	Tractor Supply Co.	1,307,033
		2,442,997
Packaged Foods & Meats - 1.9%
20,343	Mondelez International, Inc. - Class A	1,411,804
Pharmaceuticals - 4.4%
5,908	Eli Lilly & Co.	3,173,364
Property & Casualty Insurance - 5.8%
10,697	Cincinnati Financial Corp.	1,094,196
38,505	Fidelity National Financial, Inc.	1,590,256
10,879	Progressive Corp.	1,515,445
		4,199,897
Regional Banks - 1.5%
17,374	Popular, Inc. ADR (a)	1,094,736
Semiconductor Materials & Equipment - 3.6%
2,211	ASML Holding N.V. (a)	1,301,527
2,941	KLA Corp.	1,348,919
		2,650,446
Semiconductors - 3.7%
1,684	Broadcom, Inc.	1,398,697
16,550	Microchip Technology, Inc.	1,291,727
		2,690,424

	The accompanying notes are an integral part of these financial statements.

Freedom Day Dividend ETF
Schedule of Investments (Continued)
September 30, 2023

Shares		Value
Soft Drinks & Non-Alcoholic Beverages - 1.9%
8,251	PepsiCo, Inc.	$1,398,049
Systems Software - 2.0%
4,644	Microsoft Corp.	1,466,343
Technology Hardware, Storage & Peripherals - 1.7%
47,965	HP, Inc.	1,232,701
Tobacco - 1.9%
14,602	Philip Morris International, Inc.	1,351,853
Trading Companies & Distributors - 2.0%
3,932	Watsco, Inc.	1,485,195
	TOTAL COMMON STOCKS (Cost $66,413,855)	72,117,868

MONEY MARKET FUNDS - 1.0%
762,513	First American Government Obligations Fund - Class X, 5.26% (b)	762,513
	TOTAL MONEY MARKET FUNDS (Cost $762,513)	762,513

	TOTAL INVESTMENTS (Cost $67,176,368) - 99.9%	72,880,381
	Other Assets in Excess of Liabilities - 0.1%	89,831
	TOTAL NET ASSETS - 100.0%	$72,970,212

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Foreign issued security.
(b)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

FREEDOM DAY DIVIDEND ETF

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in securities, at value	$72,880,381
Receivable for fund shares sold	513,876
Dividends and interest receivable	98,324
Total assets	73,492,581
Liabilities:
Payable for investment securities purchased	498,778
Accrued investment advisory fees	23,591
Total liabilities	522,369
Net Assets	$72,970,212

Net Assets Consist of:
Paid-in capital	$73,054,006
Total distributable earnings (accumulated deficit)	(83,794)
Net Assets:	$72,970,212

Calculation of Net Asset Value Per Share:
Net Assets	$72,970,212
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	2,840,000
Net Asset Value per Share	$25.69

Cost of Investments in Securities	$67,176,368

The accompanying notes are an integral part of these financial statements.

FREEDOM DAY DIVIDEND ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

Investment Income:
Dividend income (net of foreign withholding tax of $18,110)	$1,896,935
Interest income	12,612
Securities lending income (Note 4)	9
Total investment income	1,909,556

Expenses:
Investment advisory fees	238,455
Net expenses	238,455

Net Investment Income	1,671,101

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(2,913,416)
Foreign currency	(130)
(2,913,546)
Net change in unrealized appreciation/(depreciation) on:
Investments	8,791,607
8,791,607
Net realized and unrealized gain/(loss) on investments:	5,878,061
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,549,162

The accompanying notes are an integral part of these financial statements.

FREEDOM DAY DIVIDEND ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,671,101	$1,064,941
Net realized gain/(loss) on investments and foreign currency	(2,913,546)	(1,857,373)
Net change in unrealized appreciation/(depreciation) on investments	8,791,607	(2,517,035)
Net increase/(decrease) in net assets resulting from operations	7,549,162	(3,309,467)

Distributions to Shareholders:
Distributable earnings	(1,764,443)	(1,019,538)
Total distributions to shareholders	(1,764,443)	(1,019,538)

Capital Share Transactions:
Proceeds from shares sold	25,224,104	23,851,458
Payments for shares redeemed	(788,105)	(4,193,607)
Net increase in net assets derived from net change in capital share transactions	24,435,999	19,657,851
Net Increase/(Decrease) in Net Assets	30,220,718	15,328,846
Net Assets:
Beginning of year	42,749,494	27,420,648
End of year	$72,970,212	$42,749,494

Changes in Shares Outstanding:
Shares outstanding, beginning of year	1,880,000	1,110,000
Shares sold	990,000	930,000
Shares repurchased	(30,000)	(160,000)
Shares outstanding, end of year	2,840,000	1,880,000

The accompanying notes are an integral part of these financial statements.

FREEDOM DAY DIVIDEND ETF

FINANCIAL HIGHLIGHTS
For the Year Ended September 30, 2023

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)(4)	Net Investment Income(3)	Portfolio Turnover Rate(5)(7)
Year Ended September 30, 2023	$22.74	0.70	2.97	3.67	(0.72)	(0.72)	$25.69	16.23%	$72,970	0.39%	2.73%	62%
Year Ended September 30, 2022	$24.70	0.73	(2.02)	(1.29)	(0.67)	(0.67)	$22.74	-5.53%	$42,749	0.39%	2.82%	42%
May 5, 2021(6) to September 30, 2021	$25.00	0.23	(0.40)	(0.17)	(0.13)	(0.13)	$24.70	-0.69%	$27,421	0.39%	2.22%	15%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Commencement of operations.
(7)	Excludes the impact of in-kind transactions

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2023

NOTE 1 – ORGANIZATION

Freedom Day Dividend ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on May 5, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek dividend growth.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities that Freedom Day Solutions, LLC (the "Sub-Adviser") believes have the potential to provide rising dividend income streams to the Fund over time.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

The following is a summary of the fair value classification of the Fund’s investments as of September 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets*
Common Stocks	$72,117,868	$—	$—	$72,117,868
Money Market Funds	762,513	—	—	762,513
Total Investments in Securities	$72,880,381	$—	$—	$72,880,381

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended September 30, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended September 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended September 30, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Fund’s Statement of Operations. During the fiscal year ended September 30, 2023, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in "Net realized gain (loss) on investments" and"Net increase (decrease) in unrealized appreciation or depreciation on investments" on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in "Payable for foreign taxes" on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from a Funds’ investments in REITs and MLPs may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of such distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. Such estimates are based on historical information available from each MLP and other industry sources. The actual character of distributions to each Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of such investments, a portion of the distributions received by each Fund’s shareholders may represent a return of capital.

Distributions to shareholders from net investment income for the Fund are declared and paid on quarterly and from net realized gains on securities for the Fund are declared and paid on annually. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.
Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.
Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(252,766)	$252,766

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 3 – RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

High Dividend Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield or the Sub-Adviser determines appears likely to pay a high dividend in the future, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. - 2 -

Mid-Capitalization Companies Risk. Investing in securities of medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Healthcare Sector Risk. Healthcare companies’ profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, litigation expenses, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies, governmental regulations and policies, and other market developments.

Consumer Discretionary Sector Risk. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen.

Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

Financials Sector Risk. The Fund is expected to have exposure to companies in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and subprime mortgage crisis.

Information Technology Sector Risk. The Fund will have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. - 3 -

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund may, from time to time, concentrate its investments in the securities of a particular issuer or issuers, industry, group of industries, sector, or asset class.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

Freedom Day Solutions, LLC, serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

At a Board meeting held on March 27, 2023, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the Advisory and Sub-Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.39% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included within this report.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Fund’s Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3 of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

As of the end of the fiscal year, the Fund did not have any securities on loan. The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them ("Securities lending income") is reflected in the Fund's Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the fiscal year ended September 30, 2023 was $9.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2023, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$38,250,820	$37,947,127

For the fiscal year ended September 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$24,201,194	$772,248

For the fiscal year ended September 30, 2023, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$37,218	$227,476

There were no purchases or sales of U.S. Government securities during the fiscal year.

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2023 were as follows:

Tax cost of Investments	$67,255,526
Gross tax unrealized appreciation	$7,698,326
Gross tax unrealized depreciation	(2,073,471)
Net tax unrealized appreciation (depreciation)	5,624,855
Undistributed ordinary income	—
Undistributed long-term gain	—
Total distributable earnings	—
Other accumulated gain (loss)	(5,708,649)
Total accumulated gain (loss)	$(83,794)

Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended September 30, 2023, the Fund did not defer any qualified late year losses.

At September 30, 2023, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(4,060,963)	$(1,619,727)

 NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2023 and September 30, 2022, were as follows:

Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022
Ordinary Income	Ordinary Income
$1,764,443	$1,019,538

NOTE 9 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 9, 2023, the Board of Trustees (“Board”) of the EA Series Trust (the “Trust”), including a majority of the Independent Trustees, upon the recommendation and approval of the Audit Committee of the Board, appointed Tait Weller & Baker, LLP (“Tait”) to serve as the Fund’s independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2023. Tait was approved as the auditor for all funds in the Trust. Tait replaces Spicer Jefferies, LLP (“Spicer”) in this role. Spicer did not resign and did not decline to stand for re-election.

The audit reports of Spicer on the financial statements of the Fund for the fiscal periods ended September 30, 2021 and September 30, 2022, did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal periods ended September 30, 2021 and September 30, 2022 and for the interim period ended June 9, 2023 , there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Spicer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Spicer, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.

During the fiscal periods ended September 30, 2021 and September 30, 2022 and for the interim period ended June 9, 2023, neither the Fund, nor anyone on its behalf, consulted with Tait with respect to: (i) the application

FREEDOM DAY DIVIDEND ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2023

of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the period subsequent to September 30, 2023, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Freedom Day Dividend ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Freedom Day Dividend ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2022, and the financial highlights for the year then ended, and the period from May 5, 2021 (commencement of operations) to September 30, 2021, were audited by other auditors, whose report dated November 29, 2022, expressed an unqualified opinion on the financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2023

FREEDOM DAY DIVIDEND ETF
EXPENSE EXAMPLE
SEPTEMBER 30, 2023 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period as listed below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period April 1, 2023 to September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period [1]
Actual	0.39%	$1,000.00	$1,041.60	$2.00
Hypothetical (5% annual return before expenses)	0.39%	1,000.00	1,023.11	1.98

1
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

FREEDOM DAY DIVIDEND ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (each a “Fund”, and collectively, the “Funds”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect each Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated certain representatives of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the June 9, 2023, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2023. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Funds to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

FREEDOM DAY DIVIDEND ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 for the Fund was 96.61%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for each Fund was 0.00%.

FREEDOM DAY DIVIDEND ETF

MANAGEMENT OF THE FUND
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	46	None
Michael S. Pagano, Ph.D., CFA Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Co-Editor of The Financial Review (2023 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	46	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	46	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Chairman and Trustee	Since 2014; President 2014-2023	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	46	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of
Additional Information (SAI).

FREEDOM DAY DIVIDEND ETF

MANAGEMENT OF THE FUND (CONTINUED)

OFFICERS

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President, and Chief Executive Officer; Secretary	Since 2023; Since 2015	Chief Operating Officer (2014 – 2022) and Managing Member (2014 – present), Alpha Architect, LLC; Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer and Comptroller; Assistant Treasurer	Since 2023; 2022-2023	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018 – 2022); Staff Accountant, Cohen & Company (2015 – 2018).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015 – 2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – 2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019 – 2022).

FREEDOM DAY DIVIDEND ETF

BOARD REVIEW AND APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met virtually on March 27, 2023 to consider the approval of Advisory Agreement between the Trust, on behalf of the Freedom Day Dividend ETF (the “Fund”), and Empowered Funds, LLC (the “Adviser”), as well as to consider the approval of the Sub-Advisory Agreement between the Adviser and Freedom Day Solutions, LLC (the “Sub-Adviser”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the Advisory Agreement and Sub-Advisory Agreement. In connection with considering approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser, including among other things information about its personnel, operations, financial condition, and compliance and risk management. The Board also reviewed copies of the proposed Advisory Agreement and Sub-Advisory Agreement. During their review and consideration, the Board focused on and reviewed the factors they deemed relevant, including:

Nature, Quality and Extent of Services. The Board was presented and considered information concerning the nature, quality and extent of the overall services expected to be continued to be provided by the Adviser to the Freedom Day Dividend ETF MBOX (“MBOX” or the "Fund”). In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, and overseeing service providers for the Fund. In addition, the Board considered that the Adviser remains responsible for providing investment advisory services to the Fund, monitoring compliance with MBOX’s objectives, policies and restrictions, and carrying out directives of the Board. Moreover, the Board considered the services expected to continue to be provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of each of the Adviser’s and MBOX Sub-Adviser’s personnel, the experience of the portfolio manager in managing assets and the adequacy of each of the Adviser’s and Sub-Adviser’s resources. In this regard, the Board considered additional investments made by the Adviser in enhancing its services both from a personnel perspective and also a technology perspective, which are expected to create efficiencies and enhance its overall oversight of the Fund and the Trust. The Board also considered the Adviser’s ongoing oversight responsibilities with respect to the MBOX Sub-Adviser. The Board also considered that the MBOX Sub-Adviser provides its services as a non-discretionary investment sub-adviser and the relative responsibilities of the Adviser and the Sub-Adviser.

Performance. The Board considered the third-party peer group analysis that included comparison against both other exchanged-traded funds and mutual funds. The Adviser noted that the MBOX ETF had yielded 2.44% since inception through 3/31/2023; however, the MBOX ETF had performed in the second to lowest quartile of ETF over 12 months, but the top quartile of ETFs over the past 24 months and 36 month period.

Comparative Fees and Expenses. In considering the advisory fees and sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to continue to be provided by the Adviser and MBOX Sub-Adviser, respectively. With respect to the advisory fee and expense ratio for MBOX, the Board also considered the fees and expense ratios versus the fees and expenses charged to other exchange-traded funds and mutual funds within the Fund’s peer universe. With respect to the sub-advisory fees, the Board noted that they were payable solely out of the unitary management fee payable to the Adviser. The Board also considered the allocation of fees among the Adviser and the MBOX Sub-Adviser.

The Board considered, among other information, the data provided in the third-party report. Fee information was provided in quartiles, ranging from the lowest quartile (the least expensive) to quartile four (the most expensive).

The Board considered the third-party peer group analysis that included comparison of MBOX’s anticipated net expense ratio against funds that were both exchanged-traded funds and mutual funds. MBOX’s total expense ratio (gross) was in the first quartile for ETFs and first quartile for mutual funds. MBOX’s management fee was in the first quartile for ETFs and the first quartile for mutual funds. The Board was agreeable to the fee levels.

Costs and Profitability. The Board further considered information regarding the profits realized by each of the Adviser and the MBOX Sub-Adviser in connection with providing their respective services to MBOX. The Board reviewed profit and loss information provided by the Adviser with respect to MBOX and data regarding the Sub-Advisory fee and the costs associated with the personnel, systems and equipment necessary to manage MBOX and to meet applicable regulatory and compliance requirements as well as other expenses the Adviser

FREEDOM DAY DIVIDEND ETF
pays in accordance with the Advisory Agreement. The Board also took into consideration that the Adviser would remain responsible for paying all expenses incurred by MBOX, except for the fees paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser and the MBOX Sub-Adviser, as sponsor of MBOX. They considered the MBOX Sub-Adviser’s current Fund asset totals and that at the Fund’s AUM levels, the unitary fee covered all fixed and variable fee expenses for the past year.

Other Benefits. The Board further considered the extent to which the Adviser or MBOX Sub-Adviser might derive ancillary benefits from MBOX operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not engage in any such arrangements since MBOX’s inception and did not currently plan to do so. In addition, the Board considered that the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving the funds in the Trust.

Economies of Scale. The Board also considered whether economies of scale would be realized by MBOX as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board also noted that the proposed advisory and sub-advisory fees do not include breakpoints but concluded that it continued to be premature to meaningfully evaluate potential economies of scale given MBOX’s assets under management.

Conclusion.No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, approved each of the Advisory Agreement and Sub-Advisory Agreement, including the compensation payable under each Agreement.

FREEDOM DAY DIVIDEND ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://freedomdaydividend.com/.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://freedomdaydividend.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://freedomdaydividend.com/.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser
Empowered Funds, LLC dba EA Advisers
19 East Eagle Road
Havertown, Pennsylvania 19083

Sub-Adviser
Freedom Day Solutions, LLC
8401 Westview Drive
Houston, Texas 77055

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Freedom Day Dividend ETF
Symbol – MBOX
CUSIP – 02072L847

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$8,750	$8,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountants applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith..

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	December 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick R. Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	December 4, 2023

By (Signature and Title)	/s/ Sean R. Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer and Comptroller

Date:	December 4, 2023